___________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 12, 1998

          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1998, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 1998-20, Mortgage Pass-Through Certificates, Series 1998-20).

                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

          Delaware                      333-53861                95-4596514
          --------                      ---------                ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
      of Incorporation                 File Number           Identification No.)

            4500 Park Granada
           Calabasas, California                                 91302
           ---------------------                              ----------
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------


           ___________________________________________________________


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Item 5.   Other Events.
----      ------------

         On November 12, 1998, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-20. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


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Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of November 1, 1998, by and among the Company, CHL and the Trustee.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWMBS, INC.




                                       By: /s/ Celia Coulter
                                           -------------------------------------
                                           Celia Coulter
                                           Vice President



Dated:  November 17, 1998

                                  Exhibit Index
                                  -------------

Exhibit                                                                     Page
-------                                                                     ----

99.1.           Pooling and Servicing Agreement,
                dated as of November 1, 1998, by
                and among, the Company, CHL
                and the Trustee.                                              6


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